AMENDMENT NO. 7 TO CREDIT AGREEMENT AND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT
AMENDMENT NO. 7 TO CREDIT AGREEMENT AND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT, dated as of December 18, 2015 (the “Amendment”), to (i) the Amended and Restated Credit Agreement, dated as of October 13, 2011, and as amended and supplemented prior to the date hereof (the “Existing Credit Agreement”), among MICROSEMI CORPORATION, a Delaware corporation (the “Borrower”), the LENDERS party thereto (the “Lenders”), BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), BANK OF AMERICA, N.A., as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties, and (ii) the Guarantee and Collateral Agreement, dated as of November 2, 2010, and as amended and supplemented prior to the date hereof (the “Existing Guarantee and Collateral Agreement”), among the Borrower, the other grantors from time to time party thereto (the “Subsidiary Guarantors”), and the Collateral Agent.
A.    The Borrower has requested that the Existing Credit Agreement be amended to, among other things, permit the Borrower, at its election, to issue and sell certain senior unsecured notes due 2024 providing for gross proceeds of up to $500.0 million (the “Senior Notes”) pursuant to a 144A and/or Regulation S offering, or other private placement. The proceeds of which, if such Senior Notes are issued, will be used to fund a portion of the Borrower’s announced acquisition (the “Acquisition”) of PMC-Sierra, Inc., a Delaware corporation, or a special mandatory redemption of the Senior Notes in the event the Acquisition is not consummated.
B.    The Borrower and the Subsidiary Guarantors have requested that the Existing Guarantee and Collateral Agreement be amended to exclude from the definition of Collateral a segregated deposit account (the “Senior Notes Proceeds Account”) into which the proceeds of the Senior Notes, if issued, shall be required to be deposited prior to the consummation of the Acquisition.
C.    Each Lender (such term and each other capitalized term used but not defined herein having the meaning given it in the Amended Credit Agreement (as defined below)) that executes and delivers a consent to this Amendment in the form of the “Lender Consent” attached hereto (a “Lender Consent”) will be deemed to have agreed to the terms of this Amendment (each such Lender, a “Consenting Lender”).
D.    The Borrower and the Requisite Lenders (as defined below) desire to amend the Existing Credit Agreement as set forth in this Amendment, and the Borrower, the Subsidiary Guarantors and the Requisite Lenders desire to amend the Existing Guarantee and Collateral Agreement, in each case, subject to the satisfaction of the conditions precedent to effectiveness referred to in Section 4 hereof.
Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.    Amendment of Existing Credit Agreement. The Borrower and the Requisite Lenders agree that the Existing Credit Agreement shall be amended (as so amended, the “Amended Credit Agreement”) on the Amendment Effective Date as set forth below:
(i)    Section 1.1 of the Existing Credit Agreement shall be amended by amending the definition of “Consolidated Funded Debt” in its entirety to read as follows:
““Consolidated Funded Debt”: at any date, the aggregate principal amount of all Indebtedness of the Borrower and its Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP excluding (a) Indebtedness of the type described in clause (f) of the definition of such term, except to the extent of any unreimbursed drawings thereunder, (b) Indebtedness of the type described in clause (g) of the definition of such term and (c) at any time prior to April 4, 2016, the

Indebtedness of any Loan Party pursuant to the Senior Notes and Senior Notes Indenture.”
(ii)    Section 1.1 of the Existing Credit Agreement shall be amended to add the following terms in the appropriate alphabetical order:
““Merger Agreement” means that certain Agreement and Plan of Merger, dated as of November 24, 2015, by and among PMC-Sierra, Inc., the Borrower and Lois Acquisition Corp., as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.”
““PMC-Sierra Acquisition”: the acquisition by the Borrower of PMC-Sierra, Inc., a Delaware corporation, pursuant to the Merger Agreement.”
““Senior Notes”: those certain senior unsecured notes providing for gross proceeds of up to $500.0 million, which may be issued and sold by the Borrower pursuant to the Senior Notes Indenture.”
““Senior Notes Indenture”: any indenture governing any Senior Notes.”
““Senior Notes Proceeds Account”: that certain deposit account which shall be established by Borrower or a Subsidiary Guarantor to hold exclusively the proceeds of the Senior Notes, plus (to the extent deposited on the issue date of such Senior Notes) accrued and unpaid interest that would be due and owing by the Borrower (calculated as of the issue date of such Senior Notes in accordance with the Senior Notes Indenture) to the date of the outside special mandatory redemption for the Senior Notes as set forth in the Senior Notes Indenture plus interest accrued on amounts deposited in the account (and no other amounts).”
(iii)    Section 8.2(a) of the Existing Credit Agreement shall be amended in its entirety to read as follows:
“(i) Indebtedness of any Loan Party pursuant to any Loan Document or (ii) Indebtedness of any Loan Party of up to $500.0 million of Senior Notes incurred pursuant to the Senior Notes Indenture, in the case of this clause (ii), to finance the PMC-Sierra Acquisition and solely to the extent that the proceeds of such Senior Notes are held in the Senior Notes Proceeds Account prior to consummation of the PMC-Sierra Acquisition.”
(iv)    Section 8.3 of the Existing Credit Agreement shall be amended by deleting the word “and” at the end of clause (t) thereof, replacing “.” at the end of clause (u) thereof with “; and”, and immediately after clause (u) adding a new clause (v) which shall read as follows:
“(v)    Liens of the trustee under the Senior Notes Indenture on amounts in the Senior Notes Proceeds Account which are permitted to be held in the Senior Notes Proceeds Account in accordance with the definition thereof and the proceeds thereof.”
(v)    Section 8.13 of the Existing Credit Agreement shall be amended by revising clause (a) thereof in its entirety to read as follows:

“(a) this Agreement, the other Loan Documents, the Senior Notes Indenture and other agreements governing the Senior Notes,”.
(vi)    Clause (c)(i) of Section 8.14 of the Existing Credit Agreement shall be amended in its entirety to read as follows:
“(i) any restrictions existing under the Loan Documents or set forth in the Senior Notes Indenture or other agreements governing the Senior Notes.”
SECTION 2.    Amendment of Existing Guarantee and Collateral Agreement. The Borrower, the Subsidiary Guarantors and the Requisite Lenders agree that the Existing Guarantee and Collateral Agreement shall be amended (as so amended, the “Amended Guarantee and Collateral Agreement”) on the Amendment Effective Date as set forth below:
(i)    Section 1.1 of the Existing Guarantee and Collateral Agreement shall be amended such that the following defined terms shall be revised as follows:
““Excluded Deposit Account”: collectively, (a) Deposit Accounts established solely for the purpose of funding payroll, payroll taxes, withholding taxes, workman’s compensation and other compensation and benefits to employees, (b) Zero Balance Accounts, (c) the Senior Notes Proceeds Account, (d) Deposit Accounts with amounts on deposit that, when aggregated with the amounts on deposit in all other Deposit Accounts for which control agreements have not been obtained (other than those specified in clauses (a), (b) and (c)), do not exceed $250,000 individually and $1,000,000 in the aggregate at any time.”
(ii)    Section 3 of the Existing Guarantee and Collateral Agreement shall be amended by replacing the “and” immediately preceding clause (ii) with “,”, deleting the period appearing at the end of thereof and replacing such period with the following:
“and (iii) nothing in this Agreement or the other Loan Documents shall require or constitute a grant of a security interest in the Senior Notes Proceeds Accounts and the proceeds thereof and the Collateral shall not include the Senior Notes Proceeds Account or proceeds thereof.”
SECTION 3.    Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders, the Administrative Agent, the Issuing Lender and the Collateral Agent, as of the date hereof, as follows:
(i)    the representations and warranties set forth in Section 5 of the Amended Credit Agreement and Section 4 of the Amended Guarantee and Collateral Agreement are true and correct (to the extent qualified as to materiality) and in all material respects (to the extent not so qualified), except to the extent made as of a specific date, in which case such representations and warranties shall be true and correct or true and correct in all material respects, as applicable, on and as of such specific date);
(ii)    no Default or Event of Default has occurred and is continuing on the date hereof or after giving effect to the amendments requested to be made on the date hereof;
(iii)    this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except to the extent the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); and
(iv)    the execution, delivery and performance by the Borrower of this Amendment will not (a) violate its Organizational Document, (b) violate any Requirement of Law, Governmental Authorization or any Contractual Obligation of any Group Member or (c) result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to its Organizational Documents, any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents and the Permitted Liens), except for any violation set forth in clause (b) or (c) which could not reasonably be expected to have a Material Adverse Effect.
SECTION 4.    Amendment Agreement Effectiveness. This Amendment, the Amended Credit Agreement and the Amended Guarantee and Collateral Agreement shall become effective as of the date set forth above on the date (the “Amendment Effective Date”) on which each of the conditions is satisfied:
(i)    Executed Documents. The Administrative Agent shall have received (a) counterparts of this Amendment (including counterparts received pursuant to the Lender Consent) executed and delivered by the Borrower and the Required Lenders and the Majority 2015 Incremental Facility Lenders (the Required Lenders and the Majority 2015 Incremental Facility Lenders referred to collectively as, the “Requisite Lenders”) and (b) counterparts to the Consent and Confirmation attached hereto executed and delivered by the Borrower and each Subsidiary Guarantor.
(ii)    Amendment Effective Date Certificate. The Administrative Agent shall have received a certificate, dated as of the Amendment Effective Date and duly executed and delivered by a Responsible Officer of the Borrower, certifying that all of the conditions to effectiveness set forth in this Section 4 have been satisfied.
(iii)    Representations and Warranties. Each of the representations and warranties made by the Borrower in Section 3 shall be true and correct.
(iv)    Expenses. The Administrative Agent shall have received from the Borrower payment of all expenses due and payable pursuant to the Amended Credit Agreement.
SECTION 5.    Effect of Amendment; No Novation. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Lender, the Collateral Agent or the Administrative Agent under any Loan Documents, and, except as set forth in the Amended Credit Agreement, the Amended Guarantee and Collateral Agreement and the other Loan Documents, shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in any Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, the Amended Credit Agreement, the Existing Guarantee and Collateral Agreement, the Amended Guarantee and Collateral Agreement or any other Loan Document in similar or different circumstances. This Amendment shall constitute a “Loan Document” for all purposes of the Existing Credit Agreement, the Existing Guarantee and Collateral Agreement and the other Loan Documents.
SECTION 6.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by email with a pdf copy thereof attached shall be as effective as delivery of an original executed counterpart thereof.

SECTION 7.    Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 8.    Submission to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally submits for itself and its property in any legal action or proceeding relating to this Amendment, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction of the courts of the State of New York sitting in the Borough of Manhattan, the courts of the United States for the Southern District of New York, and appellate courts from any thereof.
SECTION 9.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.
MICROSEMI CORPORATION
By:     /s/ John W. Hohener
Name: John W. Hohener
Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary
MICROSEMI SOC CORP., as Subsidiary Guarantor
By:     /s/ Esam Elashmawi
Name: Esam Elashmawi
Title: President, Chief Financial Officer and Secretary
MICROSEMI CORP. – MASSACHUSETTS, as Subsidiary Guarantor
By:     /s/ John W. Hohener
Name: John W. Hohener
Title: Chief Financial Officer, Treasurer and Secretary
MICROSEMI CORP. – POWER PRODUCTS GROUP, as Subsidiary Guarantor
By:     /s/ John W. Hohener
Name: John W. Hohener
Title: Chief Financial Officer and Secretary
MICROSEMI CORP. – ANALOG MIXED SIGNAL GROUP, as Subsidiary Guarantor
By:     /s/ John W. Hohener
Name: John W. Hohener
Title: Vice President, Chief Financial Officer, Secretary and Treasurer

MICROSEMI CORP. – RF INTEGRATED SOLUTIONS, as Subsidiary Guarantor
By:     /s/ Charles C. Leader
Name: Charles C. Leader
Title: President, Chief Executive Officer, Chief Financial Officer and Secretary
MICROSEMI CORP. – RF POWER PRODUCTS, as Subsidiary Guarantor
By:     /s/ Charles C. Leader
Name: Charles C. Leader
Title: President, Chief Executive Officer, Chief Financial Officer and Secretary
MICROSEMI CORP. – POWER MANAGEMENT GROUP, as Subsidiary Guarantor
By:     ./s/ John W. Hohener
Name: John W. Hohener
Title: Vice President, Chief Financial Officer, Secretary and Treasurer
MICROSEMI CORP. – MEMORY AND STORAGE SOLUTIONS, as Subsidiary Guarantor
By:     /s/ John W. Hohener
Name: John W. Hohener
Title: Vice President, Secretary and Treasurer
MICROSEMI SEMICONDUCTOR (U.S.) INC., as Subsidiary Guarantor
By:     /s/ John W. Hohener
Name: John W. Hohener
Title: Chief Financial Officer and Corporate Secretary

MICROSEMI FREQUENCY AND TIME CORPORATION, as Subsidiary Guarantor
By:     /s/ John W. Hohener
Name: John W. Hohener
Title: Secretary
MICROSEMI COMMUNICATIONS, INC., as Subsidiary Guarantor
By:     /s/ John W. Hohener
Name: John W. Hohener
Title: Chief Financial Officer and Secretary

BANK OF AMERICA, N.A., as Administrative Agent, Collateral Agent and Syndication Agent
By:    /s/ Bridgett J. Manduk Mowry
Name: Bridgett J. Manduk Mowry
Title: Vice President
BANK OF AMERICA, N.A., as Issuing Lender and Swingline Lender
By:    /s/ Marissa P Roarty
Name: Marissa P Roarty
Title: SVP

LENDER CONSENT TO AMENDMENT NO. 7
LENDER CONSENT (this “Lender Consent”) to Amendment No. 7 dated as of December 18, 2015 (“Amendment”) to Credit Agreement and Amendment to Guarantee and Collateral Agreement, dated as of October 13, 2011 and November 2, 2010, respectively, each as amended by the Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time (the “Credit Agreement” and “Guarantee and Collateral Agreement”, respectively), among Microsemi Corporation, a Delaware corporation (the “Borrower”), the lenders party thereto, Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and, Bank of America, N.A. as collateral agent (in such capacity, the “Collateral Agent”). Capitalized terms used by not defined herein have the meanings assigned to them in the Amendment, the Credit Agreement or Guarantee and Collateral Agreement, as applicable.
The undersigned Lender hereby irrevocably and unconditionally approves of and consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Lender Consent to be executed and delivered by a duly authorized signatory.
________________________________
[NAME OF INSTITUTION]
By:_____________________________
Name:
Title:
If a second signature is necessary:
By: ____________________________
Name:
Title:

CONSENT AND CONFIRMATION
Dated as of December 18, 2015
Each of the undersigned hereby consents to the foregoing Amendment and hereby (a) confirms and agrees that notwithstanding the effectiveness of such Amendment, each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after effectiveness of such Amendment, each reference in the Loan Documents to the “Credit Agreement”, or “thereunder”, “thereof” or words of like import shall mean and be a reference to the Amended Credit Agreement and each reference in the Loan Documents to the “Guarantee and Collateral Agreement”, or “thereunder”, “thereof” or words of like import shall mean and be a reference to the Amended Guarantee and Collateral Agreement, (b) confirms and agrees that the pledge and security interest in the Collateral granted by it pursuant to the Security Documents to which it is a party shall continue in full force and effect, and (c) acknowledges and agrees that such pledge and security interest in the Collateral granted by it pursuant to such Security Documents shall continue to secure the Obligations, purported to be secured thereby, as amended or otherwise affected hereby.
THIS CONSENT AND CONFIRMATION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. This Consent and Confirmation may be executed by one or more of the parties to this Consent and Confirmation on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Consent and Confirmation may be delivered by facsimile transmission or electronic mail of the relevant signature pages hereof.
[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, each of the undersigned has caused this Consent and Confirmation to be duly executed and delivered as of the date first above written.
MICROSEMI CORPORATION, as Borrower
By:     /s/ John W. Hohener
Name: John W. Hohener
Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary
MICROSEMI SOC CORP., as Subsidiary Guarantor
By:     /s/ Esam Elashmawi
Name: Esam Elashmawi
Title: President, Chief Financial Officer and Secretary
MICROSEMI CORP. – MASSACHUSETTS, as Subsidiary Guarantor
By:     /s/ John W. Hohener
Name: John W. Hohener
Title: Chief Financial Officer, Treasurer and Secretary
MICROSEMI CORP. – POWER PRODUCTS GROUP, as Subsidiary Guarantor
By:     /s/ John W. Hohener
Name: John W. Hohener
Title: Chief Financial Officer and Secretary
MICROSEMI CORP. – ANALOG MIXED SIGNAL GROUP, as Subsidiary Guarantor
By: /s/ John W. Hohener
Name: John W. Hohener
Title: Vice President, Chief Financial Officer, Secretary and Treasurer

MICROSEMI CORP. – RF INTEGRATED SOLUTIONS, as Subsidiary Guarantor
By:     /s/ Charles C. Leader
Name: Charles C. Leader
Title: President, Chief Executive Officer, Chief Financial Officer and Secretary
MICROSEMI CORP. – RF POWER PRODUCTS, as Subsidiary Guarantor
By:     /s/ Charles C. Leader
Name: Charles C. Leader
Title: President, Chief Executive Officer, Chief Financial Officer and Secretary
MICROSEMI CORP. – POWER MANAGEMENT GROUP, as Subsidiary Guarantor
By:     /s/ John W. Hohener
Name: John W. Hohener
Title: Vice President, Chief Financial Officer, Secretary and Treasurer
MICROSEMI CORP. – MEMORY AND STORAGE SOLUTIONS, as Subsidiary Guarantor
By:     /s/ John W. Hohener
Name: John W. Hohener
Title: Vice President, Secretary and Treasurer
MICROSEMI SEMICONDUCTOR (U.S.) INC., as Subsidiary Guarantor
By:     /s/ John W. Hohener
Name: John W. Hohener
Title: Chief Financial Officer and Corporate Secretary

MICROSEMI FREQUENCY AND TIME CORPORATION, as Subsidiary Guarantor
By:     /s/ John W. Hohener
Name: John W. Hohener
Title: Secretary
MICROSEMI COMMUNICATIONS, INC., as Subsidiary Guarantor
By:     /s/ John W. Hohener
Name: John W. Hohener
Title: Chief Financial Officer and Secretary